UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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LOUDCLOUD, INC.

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OPSWARE INC.

Automating IT™

Investor Presentation

Copyright © 2002 Opsware Inc.

This presentation contains forward-looking statements regarding future events or regarding our future financial performance including our potential market opportunity, the expected cash received from Opsware sales for the remainder of calendar year 2002, our expected cash utilization for the remainder of calendar year 2002, our expected revenue in calendar year 2003, our expected net income and operating margin in calendar year 2003, our expected net cash generation in calendar year 2003, the anticipated time at which we achieve cash flow breakeven, our long term operating margins, our expected cash and cash burn estimates, our expected net cash at closing of the EDS transaction, our expectations regarding cash required to achieve cash flow breakeven and our expected headcount at the closing of the EDS transaction. These statements are subject to risks and uncertainties that could cause actual results to differ materially from these statements, including the risk that the assumptions underlying Loudcloud's current business strategy may change, that Loudcloud's experience operating as a software company is limited, that there is unproven demand for the Opsware automation software, that future revenue from sales of Opsware automation software is uncertain, that the closing of the acquisition of the managed services business by EDS may not occur in the time frame indicated or at all, that the purchase price of the managed services business is subject to adjustment and that Loudcloud's current cash resources may not be sufficient to fund its operations.

More information about these and other factors that could affect Loudcloud's business and financial results is included in Loudcloud's preliminary proxy statement filed with the SEC on June 20, 2002, Form 10-K filed with the SEC on May 1, 2002 (as amended on June 20, 2002) and Loudcloud's Form 10-Q filed with the SEC on June 14, 2002 under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Loudcloud investors and security holders are advised to read the preliminary proxy statement regarding the transaction with EDS and other relevant documents filed with the SEC, because they contain important information on the proposed transaction. Our preliminary proxy statement filing was filed with the SEC on June 20, 2002. You may obtain documents filed with the SEC free of charge at the SEC's web site at www.sec.gov. In addition, you may also obtain documents filed by Loudcloud by requesting them in writing from Loudcloud, Inc., 599 N. Mathilda Avenue, Sunnyvale, CA 94085, Attn: Ken Tinsley.

EDS Strategic Relationship


EDS
$52M over 3 years for Opsware™ license from Opsware Inc.
Opsware Inc.
Sold to EDS for $63.5M
Loudcloud becomes software company
Loudcloud Managed Services
Opsware™ Enterprise Software
Opsware™ Automation Technology

Result: Opsware Inc.

Assets

- Big market lead
- Pure software business model
- Opsware™ IP (60 patents filed)
- $52M EDS revenue commitment
- 4 enterprise customers deploying
- Strong pipeline
- ~$65M cash, no debt or excess infrastructure*
- World-class software team
- Market leading brand

* At close of transaction

Executive Summary

Big market

Sustainable competitive advantage

Software business model

OPSWARE INC.

Automating IT

Big Market

The Market: Automating IT

SAP → **Manufacturing Automation**

SIEBEL. → **Sales Force Automation**

OPSWARE → **IT Automation**

The Problem: Explosion of Complexity



Internet Computing
Client/Server
Mainframes

Consequences

- Costs too much
- Down too often
- Too slow to change

Must do more with less…better & faster

The Solution: Opsware


Reallocate
Provision
Audit
Deploy
First IT Automation software that automates the change cycles of servers and business applications
Recover
Change
Migrate
Consolidate
Secure

Replace people with automation software

Opsware™ Adopted by EDS

EDS

- $52M license commitment for Opsware
- Targeting 50,000 servers
- Targeting 154 data centers
- Committed $100M in cost savings
- Automating all strategic IT outsourcing service lines

Before Opsware℠: IT's Headache



IT Staff
Error-Prone Changes
Managed Environment
Probe System
Tools
Ad Hoc Data

After Opsware℠: Automated IT



IT Staff
Managed Environment
Report
Audit
Instruct
Opsware™
Change
IT Automation System

Target Market



Enterprises



Outsourcers



Government Agencies

…can get same results as EDS

OPSWARE INC.

Automating IT

Sustainable Competitive Advantage

Why Nobody's Done it Before


New York
Dallas
Managed Environment
IT Service
e.g. Automated Change
Knowledge Packs
Microsoft
IBM
ORACLE
Sun
atg
COMPAQ
DELL
VERITAS
hp
bea
redhat
Relationship Map
Environment Blueprint
Automation Engine
Reconciliation

Broadest Range of Supported Technologies

200 Supported Technologies

Operating Systems
Solaris 2.8
Solaris 2.7
Red Hat Linux 7.1
Red Hat Linux 6.2
Windows 2000
Windows NT 4.0
AIX 5.1
Web Servers
Apache 1.3.24
Apache 1.3.24 with SSL mod_ssl 2.8.8 and OpenSSL engine 0.96b
iPlanet Web Server 4.1 SP9
iPlanet Web Server 4.1 SP8
iPlanet Web Server 4.1 SP7
iPlanet Web Server 4.0
Microsoft IIS 5.0
Microsoft IIS 4.0
Microsoft ASP
Microsoft ASP.NET
Microsoft COM
Microsoft COM+
Application Servers
ATG Dynamo Application Server 6.6
ATG Dynamo Application Server 5.5
ATG Dynamo Application Server 5.1.1 SP4
BEA WebLogic Server 6.1 SP2
BEA WebLogic Server 6.1 SP1
BEA WebLogic Server 6.0 SP2 Rolling Patch 1
BEA WebLogic Server 5.1 SP11 with CR052542 Security patch
BEA WebLogic Server 5.1 SP10
BEA WebLogic Server 5.1 SP9
IBM WebSphere 3.5
iPlanet Application Server Enterprise Edition 6.5
iPlanet Application Server Enterprise Edition 6.0 SP2
Macromedia JRun 3.0 SP2a
Macromedia ColdFusion 5.0
Macromedia ColdFusion 4.5.1 SP2
Macromedia Flash Generator 2, Enterprise Edition, Release 3
Tomcat 4.0.1
Tomcat 3.2.3
JDK 1.3.1_01
JDK 1.3.1_02
JDK 1.3.1_03
Directory and Access Control Servers
iPlanet Directory Server 4.16
iPlanet Directory Server 4.13
iPlanet Directory Server 4.12
Microsoft Active Directory
Netegrity Siteminder 4.51
Macromedia ColdFusion 5.0
Macromedia ColdFusion 4.5.1 SP2
Macromedia Flash Generator 2, Enterprise Edition Release 3
Tomcat 4.0.1
Tomcat 3.2.3
Verisign Secure Service ID
Verisign Global Service ID (128-bit)
Verisign Global Service ID (40-bit)
Integration Servers
BEA WebLogic Application Integration
IBM MQSeries 5.1
Microsoft BizTalk Server 2000
Tibco Rendezvous 6.6
webMethods Integration Platform
Packaged Applications
ATG Personalization Server 5.6
ATG Commerce Server 5.6
ATG Scenario Server 5.6
ATG Portal
ATG Personalization Server 5.1.1 SP4
ATG Commerce Server 5.1.1 SP5
ATG Scenario Server 5.1.1 SP4
BEA Commerce Server 3.5
BEA Personalization Server 3.5
BEA Campaign Manager 1.1
Interwoven Teamsite
Interwoven OpenDeploy
Microsoft Commerce Server 2000
Microsoft AppCenter 2000
Oracle Financials
Portal Infranet
Remedy HelpDesk
Vignette V5 Release 5.6.3
Vignette V5 Release 5.6.2
Vignette V5 Release 5.6.2a
Vignette Story Server 5.0
Databases
IBM DB2 Universal Database
Microsoft SQL Server 2000 SP2
Microsoft SQL Server 2000 SP1
Microsoft SQL Server 7.0 SP3
Microsoft SQL Server 7.0 SP2
Microsoft Cluster Server
Oracle 9i
Oracle 9i Release 2 Version 9.1.7
Oracle 9i Release 2 Version 8.1.6.x
Veritas Cluster Server (VCS)
Other Software
ProFTP
Snort Network Intrusion Detection System
Network Technology
Cisco 2924XL
Cisco 3548
Cisco 3508
Cisco 4006
Alteon AD3
Alteon AD4
Alteon 184
Alteon 180e
Cisco ArrowPoint
Cisco PIX 51X
Cisco PIX 520
Cisco PIX 535
CheckPoint Firewall-1
Netscreen 10
Netscreen 100
Netscreen 500
Netscreen 5XP
Netscreen Remote 7.0
Cisco 1605
Cisco 2621
Cisco 7120
Cisco 2611
Cisco 2610
Alteon iSD100-SSL Accelerator
Akamai Content Distribution Service
Akamai Streaming Service
Monitoring and Management Systems
HP OpenView
Concord SystemEdge
Micromuse Netcool Object Server
Micromuse Netcool Event Viewer
Micromuse Netcool Internet Service Monitors
Mercury ActiveWatch
Keynote Perspective
Keynote Consumer Perspective
Server Hardware
Sun Netra X1
Sun 220
Sun 280
Sun 420
Sun 880
Sun 4500
Compaq DL360
Compaq DL580
HP LPr
Storage Equipment
EMC Symmetrix
EMC Clariion
NetApp F85
NetApp F740
NetApp F760
Sun D1000
Microsoft File Server
CacheFlow SA-725

OPSWARE INC.

Broadest Range of Supported Technologies

200 Supported Technologies and 1000's of Modeled Relationships


Hardware
Operating Systems
OS Add-Ons
Apps
Sun
Compaq
HP
AIX
Solaris
Linux
Windows
220
4500
250
220R
5.7
5.8
NT4
2000
Patch 1
Patch 2
Patch 3
Monitoring
Security
Solaris Monitoring Package
Solaris Security Package
Biz App
Remedy
Custom App
IBM Websphere
BEA Weblogic
6.2
6.3
SP1
SP2

OPSWARE INC.

Why We Won't Be Caught


Automation
IT domain knowledge

- Largest number of automated technologies today
- Continually extending lead by adding more automated technologies
  - Expert knowledge → software
  - Opsware Inc., EDS, customers, …
- Structural barrier to entry
  - Like device drivers for operating systems

Why Customers Are Buying Now

Cost Savings

Increased efficiencies	EDS	$100M in cost savings
IT staff reduction	Fortune 100 bank	Administrator: Servers 1:20 → 1:100
DC consolidation	Fortune 100 insurance co.	10 DC's → 3 DC's
Asset control	Large US govt. agency	Controlled Oracle deployment
Faster deployment	Large contractor to US govt.	Deploy new apps faster
Rapid change with high quality	HM Government, UK online, adidas, Ford, News Corporation, FannieMae. 50 Loudcloud MSP customers	95% Would buy again 85% Have bought more 97% Average upsell

Why We Stand Out


Startups
Less than 2 years old
JAREVA
OPENDESIGN
CenterRun
OPSWARE INC.
Depth of IT domain knowledge and automation
Client/Server Management
Computer Associates
Tivoli. software
Breadth of supported technologies

Product and Roadmap



Service Automation Modules
Infrastructure Provisioning
Operating System
Software Infrastructure
Application Distribution and Rollback
Application Deployment
Application Rollback
Server Security Management
Patch Management
Auditing and Tracking
Asset Tracking
Multi-Data Center Management
Multi-Master
Other SAM's
Automation Engine
Knowledge Packs
Additional Technologies
Relationship Map
Additional Mappings & Models
Environment Blueprint
Opsware™ Platform
Monitoring Systems
Trouble Ticketing Systems
Billing Systems
Other Connectors

Systematic Market Expansion

e-Business Stack
- atg
- INTERWOVEN
- VIGNETTE
- iPlanet
- JAVA
- DOT NET
- Apache Software Foundation
- macromedia

ERP & CRM Stack
- SIEBEL
- ORACLE
- PeopleSoft
- SAP
- BAAN
- E.PIPHANY
- JDEDWARDS
- i2 SOFTWARE

Messaging Stack
- Microsoft Exchange
- Lotus notes
- OPENWAVE
- iPlanet
- AIM

Enterprise Application Integration Stack
- WebSphere MQ
- TIBCO
- webMethods
- Microsoft BizTalk Server
- VITRIA
- bea

Core Systems:
OS, DB, Middleware, Storage, Networks

- Sun microsystems
- Microsoft
- ORACLE
- IBM
- bea
- EMC²
- Cisco Systems
- VERITAS
- redhat

OPSWARE INC.

Automating IT

Business Model

Opsware Inc. Business Model

Software Company

Revenue

- Software license fees
  - $52M EDS commitment
    - Ramps quickly to $4M/qtr increasing to $6M/qtr in 3rd year
    - Monthly subscription fee
  - Direct sales → enterprise and government customers
  - Direct sales → other outsourcers
  - Distribution partners
- Professional services, maintenance, and support fees

Long term revenue model

- 60% license fees, 40% services fees

Low burn & short road to profitability

- Expect cash flow breakeven by mid CY03

Pro Forma Financials

Low revenue and cash burn in remainder of calendar year 2002

- ~$1-2M cash received from Opsware™ sales
- <$10M cash burn

Model ramps in CY03 driven by EDS revenue

- Overall revenue ~$30+M (~$15M from EDS)
- $3-5M net cash generation
- Cash flow breakeven expected in Q2 calendar year 2003

Cash and Cash Flow


($M)
$100
$75
$50
$25
$0
Cash Balance
$10
$0
-$10
Quarterly Cash Flow
3Q02
3Q03
3Q04

Long Term Operating Margins

License Revenue	**60**
Services Revenue	**40**
Total Revenue	***100 %***
License Gross Margin	**90-95**
Services Gross Margin	**35-40**
Blended Gross Margin	***68-72 %***
Operating Expenses	
Sales & Marketing	**22-27**
Research & Development	**13-17**
General & Administrative	**5-7**
Operating Margin	**20-25 %**

Before and After

$ in Millions	Loudcloud Inc.	Opsware Inc.
Product, Service	Managed Services Provider	Software company
Revenue	$70 (Last Q annualized)	~$30+ (First full year)
Projected Net Cash Balance @ 9/02	$15 ($75 cash - $60 debt)	~$65 (no debt or excess infrastructure*)
Cash Burn to Breakeven	$55+	$9-12
Cash Flow Breakeven	2H CY03	1H CY03
Headcount	~370 people	~100 people

* At close of transaction

Performance Versus Expectations



Reported Revenue vs. Consensus Estimates ($M)
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
8.1 8.9
11.5 11.7
13.7 14.1
14.1 14.3
15.6 15.9
17.3 17.4
Jan-01
April-01
July-01
Oct-01
Jan-02
Apr-02
Quarter Ended
Consensus Estimate
Actual Revenue



Reported EPS vs. Consensus Estimates ($ loss per share)
Jan-01
April-01
July-01*
Oct-01
Jan-02
Apr-02
$0.00
($0.50)
($1.00)
($1.50)
($2.00)
($2.50)
(2.07) (1.90)
(1.28) (1.26)
(0.88) (0.72)
(0.70) (0.62)
(0.58) (0.51)
(0.50) (0.46)
Consensus Estimate
Actual EPS

*excludes restructuring charge.

OPSWARE INC.

Summary

Big market opportunity

Unique competitive advantage

Well capitalized